Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
EARNINGS PER SHARE

12. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted loss per ordinary share for the years ended December 31, 2019, 2018 and 2017, respectively:

	For the Years Ended December 31,
	2019	2018	2017
Net Income Attributable to Zhongchao Inc.'s shareholders	$4,046,670	$3,019,323	$1,529,280

Weighted average number of ordinary share outstanding
Basic and Diluted	21,600,135	20,764,245	19,562,121

Earnings per share
Basic and Diluted	$0.187	$0.145	$0.078

On August 14, 2019, Zhongchao Cayman completed a reorganization of entities under common control of its then existing shareholders, who collectively owned a majority of the equity interests of Zhongchao Cayman prior to the reorganization. All references to numbers of common shares and per-share data in the accompanying consolidated financial statements have been adjusted to reflect such issuance of shares on a retrospective basis. In addition, the contingently issuable ordinary shares of 1,350,068 shares of Class A ordinary share underlying the warrant (Note 1) issued to one existing shareholder of Zhongchao Shanghai is included in calculation of basic and diluted weighted average number of ordinary share outstanding, as the Company does not expect any circumstances under which those shares would not be issued.

Potential ordinary share that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted earnings per share. For the years ended December 31, 2019, 2018 and 2017, the Company had no dilutive stocks.